UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: ISC8, Inc. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 8:14-bk-15750-SC
	Operating Report Number: 2
	For the Month Ending: **31-Oct-14**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			235,140.02
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			39,065.06
3. BEGINNING BALANCE:			196,074.96
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
Transfer from Other DIP Accounts		38,185.94	
Transfer from Closed Accounts		9.17	
DIP Funding		400,000.00	
**Other (Specify)	COBRA payment	4,122.19	
TOTAL RECEIPTS THIS PERIOD:			442,317.30
5. BALANCE:			638,392.26
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		64,808.75	
Disbursements (from page 2)		249,642.03	
TOTAL DISBURSEMENTS THIS PERIOD:***			314,450.78
7. ENDING BALANCE:			323,941.48

8. General Account Number(s): [redacted]5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/6/2014	1001	Coppertree Partners LP	Rent - Kalmus		2,945.80	2,945.80
10/9/2014	1002	Staples Business Advantag	Office Supplies		22.12	22.12
10/9/2014	1003	Cbeyond	Utilities		139.92	139.92
10/9/2014	1004	Choice Telecommunications	Marketing		7,000.00	7,000.00
10/9/2014	1005	CNA Insurance	Business Insurance		2,745.00	2,745.00
10/9/2014	1006	Colonial Life	EE Benefits		408.50	408.50
10/9/2014	1007	Derry, LLewellyn	Travel & Expenses		335.66	335.66
10/9/2014	1008	Disclosure Law Group	International		0.00	0.00
10/9/2014	1009	FedEx (Pasadena)	Office Supplies		35.13	35.13
10/9/2014	1010	GE Capital	Equipment Lease		107.27	107.27
10/9/2014	1011	Guardian	EE Benefits		1,095.97	1,095.97
10/9/2014	1012	Jones, Neal Devin	Travel & Expenses		120.00	120.00
10/9/2014	1014	Regus USA	Rent - Texas		3,994.54	3,994.54
10/9/2014	1015	Sparkletts	Office Supplies		34.57	34.57
10/09/014	1016	United Health Care	EE Benefits		19,547.55	19,547.55
10/9/2014	1017	Woodruff Sawyer & Compa	Business Insurance		8,891.36	8,891.36
10/9/2014	1018	Jones, Neal Devin	Travel & Expenses		109.00	109.00
10/9/2014	1019	O'Neil Storage	Office Supplies - Postage & Shipping		67.84	67.84
10/9/2014	1020	Merit Network, Inc.	Misc - Document Stroage		4,600.00	4,600.00
10/9/2014	1021	Namchi Nguyen	Travel & Expenses		123.00	123.00
10/1/2014	EFT	Paychex of New York	Payroll		37,107.30	37,107.30
10/8/2014	EFT	Ontime Management Servic	Software License		750.00	750.00
10/8/2014	TRNSF	Payroll - USBank 65532	Payroll		1,011.57	1,011.57
10/8/2014	EFT	Paychex of New York	Payroll		35,375.22	35,375.22
10/9/2014	EFT	Radius	International Payroll & Other Management Expenses		54,000.00	54,000.00
10/9/2014	TRNSF	USBank-19224	EE Flex Contribution	439.56		439.56
10/9/2014	TRNSF	USBank-65532	Payroll	1,143.57		1,143.57
10/20/2014	EFT	John Vong	Payroll - Insider		9,801.60	9,801.60
10/20/2014	EFT	Scott Millis	Payroll - Insider		11,130.40	11,130.40
10/20/2014	EFT	Johanna Kirsten Bay	Payroll - Insider		14,443.20	14,443.20
10/21/2014	TRNSF	Payroll - USBank 65532	Payroll	745.24		745.24
10/21/2014	EFT	Gryphon's Door LLC	Insider Payment - Marcus Williams/Gryphon's Door LLC		4,354.84	4,354.84
10/21/2014	EFT	Paychex of New York	Payroll		14,344.67	14,344.67
10/21/2014	EFT	Marcus Williams	Insider Payment - Marcus Williams/Gryphon's Door LLC		15,000.00	15,000.00
10/23/2014	TRNSF	Flex - USBank 19224	EE Flex Contribution	439.56		439.56
10/23/2014	TRNSF	Payroll - USBank 65532	Payroll	996.25		996.25
10/23/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	10,023.74		10,023.74
10/23/2014	TRNSF	Payroll - USBank 65532	Payroll	25,771.31		25,771.31
10/28/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	7,172.33		7,172.33
10/28/2014	TRNSF	Payroll - USBank 65532	Payroll	18,077.19		18,077.19
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	64,808.75	249,642.03	$314,450.78

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2014 Balance on Statement: $323,941.48

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1022	10/21/2014	116.18
1023	10/21/2014	90.00
1024	10/21/2014	1,319.78
1025	10/21/2014	2,131.74
1026	10/21/2014	695.68
1027	10/21/2014	0.00
1028	10/21/2014	345.69
1029	10/21/2014	399.80
1030	10/21/2014	823.60
1031	10/21/2014	4,134.47
1032	10/21/2014	435.00
1033	10/21/2014	325.00
1034	10/28/2014	950.00
1035	10/28/2014	1,927.01
1036	10/28/2014	37.98
1038	10/30/2014	3,300.00
1039	10/30/2014	106.61
1040	10/30/2014	1,094.17
1041	10/30/2014	4.31
1042	10/30/2014	3,380.69

TOTAL OUTSTANDING CHECKS: 21,617.71

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $302,323.77

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		29,326.05
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		29,326.05
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)		47,745.13
5. BALANCE:		77,071.18
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	27,326.05	
Disbursements (from page 2)	48,292.09	
TOTAL DISBURSEMENTS THIS PERIOD:***		75,618.14
7. ENDING BALANCE:		1,453.04

8. PAYROLL Account Number(s): [redacted]5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/2/2014	TRNSF	General - USBank 6556	Return Transfer. Payroll paid from General	27,326.05
10/7/2014	EFT	Paychex	Wage Garnishment	138.46
10/8/2014	EFT	Paychex	Payroll Fees	232.93
10/9/2014	EFT	Principal Life	Benefits	640.18
10/15/2014	EFT	US Bank	Analyze Service Charge	546.96
10/15/2014	EFT	Principal Life	Benefits	640.18
10/16/2014	EFT	Paychex	Wage Garnishment	138.46
10/21/2014	EFT	Paychex	Payroll Fees	364.93
10/22/2014	EFT	Paychex	Child Support	352.48
10/23/2014	EFT	Principal Life	Benefits	392.76
10/23/2014	EFT	Paychex of New York	Payroll	25,771.31
10/24/2014	EFT	Paychex	Wage Garnishment	138.46
10/24/2014	EFT	Paychex	Child Support	217.61
10/28/2014	EFT	Principal Life	Benefits	640.18
10/28/2014	EFT	John Vong	Payroll - Insiders	4,900.80
10/28/2014	EFT	Scott Mills	Payroll - Insiders	5,565.20
10/28/2014	EFT	Kirsten Bay	Payroll - Insiders	7,221.60
10/29/2014	EFT	Paychex	Payroll Fees	193.21
10/30/2014	EFT	Principal Life	Benefits	196.38
			TOTAL DISBURSEMENTS THIS PERIOD:	75,618.14

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2014 Balance on Statement: $1,453.04

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,453.04

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		11,859.89
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		-
3. BEGINNING BALANCE:		11,859.89
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)		17,196.07
5. BALANCE:		29,055.96
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	10,859.89	
Disbursements (from page 2)	17,196.07	
TOTAL DISBURSEMENTS THIS PERIOD:***		28,055.96
7. ENDING BALANCE:		1,000.00

8. TAX Account Number(s): [redacted]5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/2/2014	TRNSF	General - USBank 6556	Return Transfer. Taxes paid from General	10,859.89
10/23/2014	EFT	Paychex of New York	Payroll - Taxes	10,023.74
10/28/2014	EFT	Paychex of New York	Payroll - Taxes	7,172.33
			TOTAL DISBURSEMENTS THIS PERIOD:	28,055.96

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2014 Balance on Statement: $1,000.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		13,196.07
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		13196.07
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	0.00	
Transferred from DIP General Account	879.12	
5. BALANCE:		14,075.19
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		5,070.00
7. ENDING BALANCE:		9,005.19

8. FLEX Account Number(s): [redacted]9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/16/2014	EFT	Take Care by WW	Service Fee	70.00
10/17/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	5,000.00
			TOTAL DISBURSEMENTS THIS PERIOD:	5,070.00

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2014 Balance on Statement: $9,005.19

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $9,005.19

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
J. (SAVINGS ACCOUNT - CLOSED - 10/1/14)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
3. BEGINNING BALANCE:			9.17
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
General Sales		0.00	
Transfer from Closed Accounts		0.00	
DIP Funding		0.00	
**Other (Specify)		0.00	
TOTAL RECEIPTS THIS PERIOD:			0.00
5. BALANCE:			9.17
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		9.17	
Disbursements (from page 2)		0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***			9.17
7. ENDING BALANCE:			0.00

8. General Account Number(s): [redacted]7291

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM US BANK SAVINGS ACCOUNT - CLOSED FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/1/2014	TRNSF	General - USBank 65565		9.17		9.17
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	9.17	0.00	$9.17

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

US BANK SAVINGS ACCOUNT - CLOSED
BANK RECONCILIATION

Bank statement Date: 10/31/2014 Balance on Statement: $0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $0.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	323,941.48
	DIP Payroll Account:	1,453.04
	DIP Tax Account:	1,000.00
*Other Accounts:	Flexible Spending Account:	9,005.19
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 335,399.71

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
			0	0.00
Coppertree Partners LP	Mo	2,945.80	0	0.00
Dell Financial Services	Mo	2,131.74	0	0.00
GE Capital	Mo	695.68	0	0.00
Global IP Networks	Mo	750.00	0	0.00
Premiere Global Services (Global Meet)	Mo	823.60	0	0.00
Regus USA	Mo	3,994.54	0	0.00
Zvelo (1)	Qtr	6,000.00	0	0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

(1) Debtor is currently in negotiations with Zvelo.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	6,566.21		
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	6,566.21	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2015	11/1/2014
Worker's Compensation	CNA Insurance	$1.0M	10/1/2015	11/1/2014
Casualty	CNA Insurance	$1.0M	10/1/2015	11/1/2014
Vehicle	CNA Insurance	$1.0M	10/1/2015	11/1/2014
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		325.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
John Vong	10/7/2014	Pre:$7,193 & Post: $6,539/Biweekly	20,271.00
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly	22,655.00
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly	24,014.00
Marcus Williams/Gryphon's Door LLC	10/7/2014	Pre:$11,500 & Post: $7,854.84	19,354.84

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)